EXHIBIT 10.20

                             SECOND AMENDMENT TO THE
                           FLAG FINANCIAL CORPORATION
                       1994 EMPLOYEES STOCK INCENTIVE PLAN
                 (AS AMENDED AND RESTATED AS OF MARCH 30, 1998)

     THIS SECOND AMENDMENT is made as of January 16, 2001, by FLAG Financial Corporation, a Georgia corporation (the "Company").

     WHEREAS, the Company maintains the FLAG Financial Corporation 1994 Employees Stock Incentive Plan (as amended and restated as of March 30, 1998) (the "Plan"); and

     WHEREAS, the Board of Directors of the Company has approved an increase in the number of shares reserved for issuance under the Plan.

     NOW, THEREFORE, the Company does hereby amend Article 4 of the Plan, effective as of the date first set forth above, by replacing the number
"914,000" with "1,314,000" with respect to the aggregate number of shares reserved for issuance under the Plan.

     Except as specifically amended hereby, the remaining provisions of the Plan shall remain in full force and effect as prior to the adoption of this Second Amendment.

     IN WITNESS WHEREOF, the Company has caused this Second Amendment to be duly executed under seal on its behalf, effective as specified herein.


ATTEST/WITNESS:                     FLAG  FINANCIAL  CORPORATION


By:___________________________          By:_________________________________

Print  Name:__________________          Print  Name:________________________

                                        Print  Title:_______________________

                                        Date:_______________________________


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